SAL TRUST PREFERRED FUND I

                                  ANNUAL REPORT

                                December 31, 2001

                                Table of Contents

Letter From the Chairman                                                      1

Portfolio Summary                                                             2

Performance of The Fund                                                       2

Portfolio Holdings                                                            3

Report of Independent Public Accountants                                      4

Trustees, Officers and Service Providers                                     13

                            Letter From The Chairman

Dear Shareholder,

I am pleased to enclose this annual report of SAL Trust Preferred Fund I (the "Fund") for the year ending December 31, 2001.

The Fund completed its public offering in September 1999 and purchased its existing holdings simultaneously therewith. The Fund owns three trust preferred issues, as more fully described in the footnotes to the financial statements, which pay dividends equal to 9 3/4 %. In addition, the issuers of these securities are required to reimburse the reasonable and customary expenses of the Fund. During the 2001 calendar year the Fund received $1,934,653 in dividends, earned $108 in interest, incurred $180,242 in expenses, which were reimbursed by the issuers, and distributed $1,934,653 to our shareholders. The net asset value of the Fund as of December 31, 2001 was $26.82 per share as reported by our auditors in the attached statement.

We thank you for your interest in SAL Trust Preferred Fund I. If you have any questions regarding your ownership in this Fund feel free to call me at 205-949-3535 or write to me at SAL Trust Preferred Fund I, 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209.

Sincerely,


/s/ James S. Holbrook, Jr.

James S. Holbrook, Jr.
Chairman

                                Portfolio Summary
                                December 31, 2001

Net Asset Value (NAV) per Share                           $26.82

Market Price per Share                                    $23.02

Distributions per Share                                $2.437499
  1-1-2001 through 12-31-2001

                             Performance of The Fund

The Fund generated a total return of 23.77% (actual) on NAV and 41.44% (actual) at market price for the period January 1, 2001 through December 31, 2001.

The Fund paid four quarterly dividends of $0.609375 per share providing a dividend yield of 10.59% (annualized) based on market price, and 9.09% (annualized) based on NAV at year-end.

                               Portfolio Holdings
                                December 31, 2001

      Shares                       Description                       Cost
   ------------     -----------------------------------          ------------
      264,568       Central Community Capital                     $ 6,614,200
                    Statutory Trust 9.75%
                    Preferred Securities

      264,568       FirstBancorp Capital                            6,614,200
                    Statutory Trust 9.75%
                    Preferred Securities

      264,568       First Southern Bancorp Capital                  6,614,200
                    Statutory Trust 9.75%
                    Preferred Securities

       1,260        Federated Prime Obiligation Fund                    1,260
                                                                  -----------

                                    Total Portfolio               $19,843,860
                                                                  ===========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of SAL Trust Preferred Fund I:

We have audited the accompanying statement of net assets of SAL TRUST PREFERRED FUND I (a Delaware business trust) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 30, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of SAL Trust Preferred Fund I's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by observation of securities maintained by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SAL Trust Preferred Fund I as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from September 30, 1999 (commencement of operations) to December 31, 1999 in conformity with accounting principles generally accepted in the United States.

Birmingham, Alabama
February 13, 2002

                           SAL TRUST PREFERRED FUND I

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 2001

                                                                      Fair
                                                      Shares          Value
                                                   ------------    -----------
INVESTMENTS IN SECURITIES:

Central Community Capital Statutory Trust
     9.75% Preferred Securities                      264,568       $ 7,095,714
FirstBancorp Capital Statutory Trust
     9.75% Preferred Securities                      264,568         7,095,714
First Southern Bancorp Capital Statutory
     Trust 9.75% Preferred Securities                264,568         7,095,714
                                                     -------       -----------
         Total investments in securities
         (cost $19,842,600)                          793,704        21,287,142

CASH                                                                     1,260

DUE FROM BANK HOLDING COMPANIES                                         45,666
                                                                   -----------
         Total assets                                               21,334,068

OTHER LIABILITIES                                                       45,696
                                                                   -----------
NET ASSETS                                                         $21,288,372
                                                                   ===========

NET ASSET VALUE PER SHARE                                          $     26.82
                                                                   ===========

    The accompanying notes are an integral part of this financial statement.

                           SAL TRUST PREFERRED FUND I

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
    Dividends                                                         $1,934,653
    Interest                                                                 108
                                                                      ----------
        Total investment income                                        1,934,761

EXPENSES:
    Professional services                                                 54,620
    Insurance expense                                                     41,850
    Directors' fees                                                       24,000
    Management fees                                                       20,317
    Custodian fees                                                        16,254
    Other expenses                                                         8,923
    Transfer fees                                                          7,778
    Stock exchange fees                                                    6,500
                                                                      ----------
           Total expenses                                                180,242
        Less expenses reimbursed by Bank Holding Companies               180,242
                                                                      ----------
           Net investment income                                       1,934,761

UNREALIZED APPRECIATION ON INVESTMENTS                                 2,523,977
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                                   $4,458,738
                                                                      ==========

    The accompanying notes are an integral part of this financial statement.

                           SAL TRUST PREFERRED FUND I

                       STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                     2001              2000
                                                 ------------      ------------

INCREASE IN NET ASSETS
FROM OPERATIONS:
     Investment income                           $  1,934,761      $  1,934,867
     Change in unrealized appreciation/
        (depreciation) on investments               2,523,977        (1,079,436)
                                                 ------------      ------------
         Net increase in net assets
            resulting from operations               4,458,738           855,431

DISTRIBUTION TO SHAREHOLDERS FROM:
     Investment income                             (1,934,653)       (1,934,653)
                                                 ------------      ------------
         Total increase (decrease)                  2,524,085        (1,079,222)

NET ASSETS AT BEGINNING OF PERIOD                  18,764,287        19,843,509
                                                 ------------      ------------
NET ASSETS AT END OF PERIOD                      $ 21,288,372      $ 18,764,287
                                                 ============      ============

   The accompanying notes are an integral part of these financial statements.

                           SAL TRUST PREFERRED FUND I

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000

1.    ORGANIZATION AND RISK FACTORS

      SAL Trust Preferred Fund I (the "Fund") was formed as a Delaware business trust under an Agreement and Declaration of Trust dated July 24, 1999 and registered as a closed-end, nondiversified management investment company. On August 19, 1999, the Fund received a $100,000 seed capital contribution from Sterne Agee Asset Management, Inc. ("SAAM"), the Fund's investment manager, in exchange for 4,000 shares of beneficial interest at $25.00 per share.

      The Fund issued 789,704 shares of beneficial interest at $25.00 per share through several underwriters in an initial public offering (the "Offering") without any sales load or underwriting discounts payable by investors or the Fund. Fund shares are fully paid and nonassessable, and have no preemptive or conversion rights or rights to cumulative voting.

      The Fund invested substantially all of its assets in 9.75% cumulative trust preferred securities (the "Preferred Securities") issued in approximately equal amounts by three statutory trusts (the "Bank Trusts"), controlled respectively, by three bank holding companies (FirstBancorp, Inc.--Naples, Florida; First Southern Bancorp, Inc.--Boca Raton, Florida; and Central Community Corporation--Temple, Texas), (the "Bank Holding Companies"). The assets of each statutory trust consist solely of subordinated debentures and payments thereunder. The Bank Holding Companies' limited geographic market area, and the nature of the commercial banking industry itself, creates concentration risk. Certain economic developments in either the industry or the Bank Holding Companies' market areas could adversely impact the underlying securities.

      Each Bank Holding Company made, through a preferred securities guarantee, a limited and subordinated guarantee (the "Guarantee") of the Preferred Securities issued by its respective Bank Trust in which the Fund invested. Each Bank Holding Company guarantees under its Guarantee (i) the payment of the Preferred Securities' distributions; and (ii) the full payment of principal upon liquidation or redemption of the Preferred Securities issued by its respective Bank Trust, in each case, to the extent the Bank Trust has legally available funds on hand at such time. Each Guarantee is also subordinated and junior in right of payment to each Bank Holding Company's debt and other obligations that are senior to its obligations under the Guarantee (which senior obligations constitute substantially all of the debt and other obligations of each Bank Holding Company). Accordingly, in the event of a default under its Guarantee, no Bank Holding Company will be required to make payment under its Guarantee to the Fund unless its senior obligations are paid first, and then only to the extent of the amount of funds held by the Bank Trust for payment to the Fund, if any.

      While the Fund's investment objective is to seek a high level of current income for long-term investors, there can be no assurance that the Fund will attain its investment objective.

2.    SUMMARY OF ACCOUNTING POLICIES

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements.

      Basis of Presentation

      The Fund maintains its records and presents its financial statements on the accrual basis.

      Security Valuation

      The valuation of the Preferred Securities held by the Fund is performed by SAAM, the investment manager of the Fund, pursuant to a "fair-valuing pricing" method or technique. This method is consistent with Section 2(a)(41) of the 1940 Act and Rule 2a-4 under the 1940 Act, when the investment manager of the fund determines in good faith that market quotations for the Preferred Securities held by the Fund are not readily available.

      The fair-value pricing method used to determine the pricing of the Preferred Securities is based on what SAAM believes in good faith to be the most accurate and most relevant information available, including, but not limited to:

      a.    the existence of restrictions upon the sale of the securities;

      b. changes in the financial condition and prospects of the issuers of the securities;

      c.    any premium or discount at which the shares of the fund are trading;

      d. the public trading values of comparable debt securities of comparable companies and the current yield to call on comparable securities;

      e. the extent of public trading in similar securities of comparable issuers; and

      f.    any other relevant matters.

      On a quarterly basis, the Trustees monitor the actions of SAAM in valuing the Preferred Securities to ensure that SAAM's actions are consistent with the Fund's written valuation guidelines. This monitoring by the Trustees includes a review of the specific investment valuations, and also requires, in part, the quarterly written representation by an officer of the Fund that as of the end of the previous quarter (a) these valuation guidelines have been adhered to by the investment manager and (b) accordingly, the Preferred Securities of the Fund have been properly, accurately, and timely valued; these quarterly representations are made by an officer of the Fund in a quarterly compliance report to the Trustees.

      Due From Bank Holding Companies

      At December 31, 2001, due from Bank Holding Companies includes operating expenses incurred by the Fund but not yet reimbursed by the Bank Holding Companies as of year-end.

      Federal Income Taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to grantor trusts and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Other

      The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

      Reimbursed Expenses

      The Bank Holding Companies will reimburse, on a pro rata basis, all of the Fund's annual operating expenses, up to an aggregate maximum of $185,000 per annum, on a cash basis, starting on the commencement date of the Fund, which amount will increase annually in accordance with increases in the Consumer Price Index ("CPI"). Any expenses in excess of $185,000, as adjusted by the CPI, will be paid by the Fund. Each Bank Holding Company's obligation to pay such expenses continues so long as the Preferred Securities are held by the Fund.

3.    RESTRICTED SECURITIES

      The Preferred Securities and Guarantees are not registered with the Securities and Exchange Commission but were issued in various private transactions. The Fund purchased each of the Preferred Securities and the Guarantees from the Bank Trusts and the Bank Holding Companies, respectively, in three separate private transactions pursuant to three separate Trust Preferred Purchase Agreements. Consequently, the Preferred Securities and Guarantees will be restricted securities for which there can be no public market for at least two years and for which, thereafter, no public market is expected to ever develop.

4.    DISTRIBUTIONS TO SHAREHOLDERS

      The Fund distributed $1,934,653 of investment income earned during the year ended December 31, 2001 to shareholders. The dividends were paid in equal quarterly installments on April 2, 2001, July 2, 2001, October 1, 2001, and December 31, 2001 to shareholders of record at March 15, 2001, June 20, 2001, September 17, 2001, and December 18, 2001, respectively.

      The Fund distributed $1,934,653 of investment income earned during the year ended December 31, 2000 to shareholders. The dividends were paid in equal quarterly installments on March 31, 2000, June 30, 2000, October 2, 2000, and January 2, 2001 to shareholders of record at March 15, 2000, June 19, 2000, September 18, 2000, and December 15, 2000, respectively.

5.    INVESTMENT TRANSACTIONS

      There were no purchases of investment securities representing investments in the Preferred Securities of the Bank Trusts for the years ended December 31, 2001 and 2000. As of December 31, 2001 and 2000, unrealized appreciation/(depreciation) on investments was $2,523,977 and $(1,079,436), respectively. There was no accumulated undistributed net realized gain or loss on investment transactions at December 31, 2001 and 2000.

6.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund's investment manager, Sterne Agee Asset Management, Inc., will receive an annual fee, payable on a quarterly basis, in a maximum amount equal to .10% of the Fund's average quarterly net asset value. The Trust Company of Sterne, Agee & Leach, Inc. performs the Fund's custodian and portfolio accounting services, as well as serves as the Fund's dividend paying agent. In return for these services, the Fund will pay an annual fee, payable on a quarterly basis, amounting to .08% of the Fund's quarterly net asset value. For the years ended December 31, 2001 and 2000, management fees were $20,317 and $12,994, respectively, and custodian fees were $16,254 and $10,394, respectively. Certain directors of the Fund are also directors of the investment manager and Fund custodian.

                           SAL TRUST PREFERRED FUND I

                              FINANCIAL HIGHLIGHTS

               FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000 AND

                     FOR THE PERIOD FROM SEPTEMBER 30, 1999

                          (COMMENCEMENT OF OPERATIONS)

                              TO DECEMBER 31, 1999

                                                    2001         2000         1999
                                                  --------     --------     --------
Net asset value, beginning of period              $  23.64     $  25.00     $  25.00
Increase (decrease) from investment
     operations:
         Investment income                            2.44         2.44         0.61
         Unrealized appreciation/(depreciation)
              on investments                          3.18        (1.36)       (0.00)
                                                  --------     --------     --------
         Net increase from investment
              operations                              5.62         1.08         0.61
                                                  --------     --------     --------
Distributions to shareholders:
     Investment income                               (2.44)       (2.44)       (0.61)
                                                  --------     --------     --------
Net increase (decrease) in net asset value            3.18        (1.36)       (0.00)
                                                  --------     --------     --------
Net asset value, end of period                    $  26.82     $  23.64     $  25.00
                                                  ========     ========     ========

Market value, end of period                       $  23.02     $  18.00     $  24.75
Total return                                         23.77%        4.32%        2.44%
Ratio of net expenses to average net assets           0.00%        0.00%        0.00%
Ratio of net investment income to average
     net assets                                       9.66%       10.02%        2.46%
Portfolio turnover rate                               0.00%        0.00%        0.00%
Ratio assuming no reduction for
     reimbursed expenses:
         Net expenses                                 0.90%        1.11%        0.14%
         Net investment income                        8.76%        8.92%        2.32%

               The accompanying notes to the financial statements
                     are an integral part of this schedule.

                    Trustees, Officers and Service Providers

Trustees and Officers

     James S. Holbrook, Jr.                 Chairman of the Board of
                                              Trustees and President
     James A. Taylor, Sr.                   Trustee
     Robert M. Couch                        Trustee
     F. Eugene Woodham                      Treasurer and Secretary

Investment Advisor

     Sterne Agee Asset Management, Inc.

Custodian

     The Trust Company of Sterne, Agee & Leach, Inc.

Independent Public Accountants

     Arthur Andersen LLP

Legal Counsel

     Haskell Slaughter Young & Rediker, L.L.C.

Transfer Agent

     Continental Stock Transfer & Trust Company